UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2013

METROCORP BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-25141	76-0579161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Bellaire Boulevard, Suite 252

Houston, Texas 77036

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2013, MetroCorp Bancshares, Inc. (the “Company”) and its wholly-owned subsidiary, MetroBank, National Association, entered into a change in control agreement with each of David Choi, Executive Vice President and Chief Financial Officer of the Company, and David Tai, Executive Vice President and Secretary of the Company. The change in control agreements supersede and replace the letter agreements previously in place between Mr. Choi and the Company and Mr. Tai and the Company, each dated February 14, 2005. Each change in control agreement provides for a payment of an amount equal to one and one-half times (1.5x) the executive’s current annual base salary, less applicable statutory deductions, upon a termination of employment (other than a voluntary resignation without good reason or an involuntary termination for cause (as defined in each of their change in control agreements), in either case prior to March 31, 2015) after a change in control (as defined in the change in control agreements). The payment will be made in one lump sum within thirty days of termination of employment.

In addition, on October 25, 2013, the Company entered into a retention agreement with, among other employees, each of Mr. Choi and Mr. Tai. The retention agreements were entered into in order to retain the services of the executives in connection with the signing of the Agreement and Plan of Merger with East West Bancorp, Inc. (“East West”) on September 18, 2013. The retention agreements provide for a lump sum payment of $50,000 for Mr. Choi and $100,000 for Mr. Tai to be made to the executive provided the executive remains continuously employed by the Company, and East West after the merger, through January 30, 2015. Each executive must also execute a general release and waiver to receive the payment. If these conditions are met, the payment will be made by East West to the executive on March 31, 2015, or, if prior to January 30, 2015, East West terminates the executive’s employment involuntarily other than for the executive’s material violation of the Company’s or East West’s policies or for misconduct, within sixty days following termination.

The foregoing summary of the change in control and retention agreements is not complete and is qualified in its entirety by reference to the complete text of the change in control and retention agreements, which are filed as exhibits to this current report on Form 8-K and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Change in Control Agreement, dated October 25, 2013, by and between MetroCorp Bancshares, Inc. and David Choi

10.2	Change in Control Agreement, dated October 25, 2013, by and between MetroCorp Bancshares, Inc. and David Tai

10.3	Retention Agreement, dated October 25, 2013, by and between MetroCorp Bancshares, Inc. and David Choi

10.4	Retention Agreement, dated October 25, 2013, by and between MetroCorp Bancshares, Inc. and David Tai

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.
(Registrant)

Dated: October 30, 2013	By:	/s/ George M. Lee
George M. Lee
Co-Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Change in Control Agreement, dated October 25, 2013, by and between MetroCorp Bancshares, Inc. and David Choi

10.2	Change in Control Agreement, dated October 25, 2013, by and between MetroCorp Bancshares, Inc. and David Tai

10.3	Retention Agreement, dated October 25, 2013, by and between MetroCorp Bancshares, Inc. and David Choi

10.4	Retention Agreement, dated October 25, 2013, by and between MetroCorp Bancshares, Inc. and David Tai